Commitments And Contingencies	9 Months Ended
Sep. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

11. COMMITMENTS AND CONTINGENCIES

Office Facility Leases—The Company leases its office facilities under operating lease agreements, the longest of which expires in 2020. The terms of certain lease agreements provide for rental payments on a graduated basis. The Company recognizes rent expense on a straight-line basis over the lease period.

Rental expense, principally for leased office space under operating lease commitment, was $2,116,000, $2,790,000 and $4,010,000 for the years ended December 31, 2008, 2009 and 2010, respectively, and $2,645,000 and $7,188,000 for the nine months ended September 30, 2010 and 2011, respectively.

Aggregate Future Lease Commitments—The Company's future minimum payments under noncancelable operating leases for office facilities having initial terms in excess of one year as of December 31, 2010, are as follows (in thousands):

Year Ended December 31,	Operating Leases (1)
2011	$4,626
2012	4,505
2013	4,427
2014	3,599
2015	1,242

Total	$18,399

(1)	Subsequent to December 31, 2010, the Company leased additional facilities in Chicago, Illinois; Mountain View, California; New York, New York; Toronto, Canada; London, England; Munich, Germany; Mumbai, India; Dublin, Ireland; and other various locations. The longest lease expires in 2020 and aggregate future minimum lease payments are approximately $16,312,000.

Legal Proceedings—The Company is subject to legal proceedings arising in the ordinary course of business. Although occasional adverse decisions or settlements may occur, management believes that the final disposition of such matters will not have a material effect on the Company's business, financial position, results of operations or cash flows.

Indemnifications—In the ordinary course of business, the Company enters into contractual arrangements under which it agrees to provide indemnification of varying scope and terms to business partners and other parties with respect to certain matters, including, but not limited to, losses arising out of the Company's breach of such agreements and out of intellectual property infringement claims made by third parties. In these circumstances, payment may be conditional on the other party making a claim pursuant to the procedures specified in the particular contract. Further, the Company's obligations under these agreements may be limited in terms of time and/or amount, and in some instances, it may have recourse against third parties for certain payments. In addition, the Company has indemnification agreements with certain of its directors and executive officers that require it, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers with the Company. The terms of such obligations may vary.